© Fifth Third Bancorp | All Rights Reserved © Fifth Third Bancorp | All Rights Reserved RBC Capital Markets Financial Institutions Conference Tim Spence Chairman, Chief Executive Officer and President March 6, 2024

© Fifth Third Bancorp | All Rights Reserved This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) effects of the global COVID-19 pandemic; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates and the effects of inflation; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures on pages 27 through 29 of our 4Q23 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. This presentation incorporates the following peers: CFG, CMA, FCNCA, FHN, HBAN, KEY, MTB, PNC, RF, TFC, USB, & ZION. Cautionary statement 2

Top performing regional bank with local scale and national reach

Assets
$215 billion
Ranked 10th in the U.S.[1]

Deposits
$169 billion
Ranked 10th in the U.S.[1]

U.S. branches
1,088
Ranked 8th in the U.S.[1]

Treasury management
Top 5 market share
across several TM product categories[5]



Toronto office
164
158
101
257
69
5
42
79
10
30
173
London office
★ Fifth Third Corporate Headquarters
Cincinnati, Ohio

- Midwest footprint (branch count in white)
- Southeast footprint (branch count in white)
- Key Southeast MSAs of focus
- Major FITB markets[2] with a top 5 deposit share

Leading position in the markets we compete in[3]

Deposit share rankings[4]

#3 Fifth Third footprint
improved 1 spot YoY

#2 Midwest
unchanged YoY

#6 Southeast
improved 2 spots YoY

Top 10 deposit share in ~90% of retail footprint

Significant locational share in notable MSAs

Chicago, IL	#3	Tampa, FL	#6
Nashville, TN	#3	Grand Rapids, MI	#1
Charlotte, NC	#4	Columbus, OH	#3
Cincinnati, OH	#1	Indianapolis, IN	#3

Assets, deposits, and branches as of 12/31/23; [1]Rankings consist of US commercial banks and exclude foreign, trust, & traditional investment banks; [2]Includes MSAs with $5BN+ in deposits on a capped basis (deposits per branch capped at $250MM per June 2023 FDIC data); [3]Data sourced from S&P Global Market Intelligence; [4]Deposits per branch capped at $250MM per June 2023 FDIC data; Midwest and Southeast rankings represent in footprint deposit market share; [5]Source: 2022 Cash Management Services Survey administered by EY

© Fifth Third Bancorp | All Rights Reserved

3

© Fifth Third Bancorp | All Rights Reserved Commercial Banking Lending / Deposits / Capital Markets / Treasury Management & Payments $72B loans $61B deposits Consumer & Small Business Banking Wealth & Asset Management Business Offerings Loans / Deposits $4B loans $11B deposits $46B loans $85B deposits Select Awards & accolades A simple, diversified business portfolio NII contribution 1 Fee contribution 1 41% 55% 4% 45% 37% 18% FY23 averages Lending / Deposits / Payments Wealth Management / Trust / Custody 1 As a percent of FY23 segment revenue, which excludes Other Corporate 4

© Fifth Third Bancorp | All Rights Reserved 55.9% Peer 2 Peer 7 X Peer 9 Peer 4 Peer 5 Peer 1 Peer 8 Peer 11 Peer 3 Peer 10 Peer 6 55.3% Peer 2 X Peer 7 Peer 8 Peer 1 Peer 9 Peer 3 Peer 4 Peer 10 Peer 5 Peer 11 Peer 6 13.8% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 X Peer 10 Peer 11 60.7% Peer 5 Peer 2 Peer 1 Peer 12 Peer 3 Peer 4 Peer 7 Peer 8 Peer 11 X Peer 6 Peer 9 15.9% Peer 7 Peer 2 X Peer 1 Peer 8 Peer 4 Peer 3 Peer 5 Peer 9 Peer 10 Peer 11 Peer 6 16.8%X Peer 7 Peer 2 Peer 1 Peer 8 Peer 3 Peer 10 Peer 4 Peer 5 Peer 9 Peer 11 Peer 6 Sustaining strong profitability through the cycle 5 Return on tangible common equity 1,2 1 Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 27-29 of the 4Q23 earnings release and slides 40-41 of the 4Q23 earnings presentation; 2 Return on tangible common equity excludes AOCI; FCNCA excluded due to limited data FY18 FY23 FY18 FY23 Efficiency ratio 1 Adjusted basis Adjusted basis Remain focused on long-term value creation Expect to continue generating top-tier financial results 4Q23 4Q23

© Fifth Third Bancorp | All Rights Reserved 1 Year 3 Year 5 Year 7 Year 10 Year 2023 2021 - 2023 2019 - 2023 2017 - 2023 2014 - 2023 1 FITB 10% FITB 40% FITB 79% Peer 5 72% Peer 2 168% 2 Peer 1 5% Peer 5 34% Peer 5 76% Peer 2 66% Peer 5 167% 3 Peer 2 3% Peer 11 24% Peer 2 58% FITB 64% FITB 127% 4 Peer 3 (2%) Peer 3 19% Peer 8 40% Peer 4 30% Peer 8 110% 5 Peer 4 (5%) Peer 4 16% Peer 4 36% Peer 6 24% Peer 4 91% 6 Peer 5 (6%) Peer 2 16% Peer 11 32% Peer 8 22% Peer 6 82% 7 Peer 6 (6%) Peer 9 14% Peer 6 27% Peer 1 8% Peer 11 64% 8 Peer 7 (9%) Peer 6 12% Peer 10 23% Peer 9 8% Peer 9 63% 9 Peer 8 (11%) Peer 8 6% Peer 1 16% Peer 3 7% Peer 3 54% 10 Peer 9 (11%) Peer 1 5% Peer 3 12% Peer 10 5% Peer 10 52% 11 Peer 10 (12%) Peer 10 1% Peer 7 5% Peer 7 3% Peer 1 47% 12 Peer 11 (40%) Peer 7 (12%) Peer 9 3% Peer 11 (9%) Peer 7 41% Creating value for long-term shareholders 6 Total shareholder return Source: Bloomberg; Note: Results exclude FCNCA as they participated in an FDIC-assisted acquisition. #1 in both a low-rate and rising rate environment

© Fifth Third Bancorp | All Rights Reserved Disciplined execution guided by core principles Stability Profitability Growth Consistent and disciplined management, with a long-term focus throughout the company 7 • Defensive balance sheet positioning • Strong credit profile • Lower CRE exposure relative to total assets • Diverse fee mix with high total revenue contribution • Expense discipline • Southeast demographics • Midwest & renewables infrastructure investments • Tech-enabled product innovation #2 #3#1

High-quality deposit franchise

8 point outperformance vs. large commercial banks

Average total deposits indexed to 100; H8, non-seasonally adjusted total deposits



+5%
0%
(3%)
4Q22
1Q23
2Q23
3Q23
4Q23
FITB
Peer Median
H8

Deposit mix by segment

as of 12/31/23



W&AM 7%
Commercial 39%
Consumer 54%

~58% of Total Bancorp Deposits are FDIC Insured

Consumer deposit franchise highlights

- 87% FDIC insured[1]
- Debit transactions up 3% YoY
- >80% of balances from clients with 5+ year tenure
- Average age of household: 13 years
- 1.3 million Momentum Households (~55% of total)

Household growth exceeds the U.S. population[2]

YoY growth; FITB as of December 2023



1%
2%
3%
6%
US Census 2023
Population growth
FITB Midwest
FITB total footprint
Household growth
FITB Southeast

Commercial deposit franchise highlights

- 23% FDIC insured[1]
- 95% of balances represented by relationships that utilized Treasury Management services (including 85% of uninsured)
- Balanced-weighted relationship age of ~24 years
- Median relationship deposit balance of ~$369K

Limited sector concentration risk

Excludes insured sweep deposits



9%
8%
8%
8%
8%
7%
7%
7%
Manufacturing
Other services
Other financial services
Healthcare
Professional services
Public administration
Mortgage finance & other banking
Insurance

© Fifth Third Bancorp | All Rights Reserved

[1]Insured by FDIC product type; [2]Data sourced from S&P Global Market Intelligence

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© Fifth Third Bancorp | All Rights Reserved ~4x FITB SE household growth over total industry SE household growth 1 #6 in FITB Southeast MSAs – locations 1 257 164 101 69 5 30 Well-positioned to further market share gains in high- growth Southeast 1 Data sourced from S&P Global Market Intelligence; 2 Deposits per branch capped at $250MM per June 2023 FDIC data; Midwest and Southeast rankings represent in footprint deposit market share 9 Fifth Third’s De Novo program is generating differentiated long-term growth Average new deposits per branch by vintage $31BN deposits $18BN loans #8 in Southeast states 1 ~18% of total ~15% of total #6 largest retail bank in the Southeast • Opened 100+ branches in Southeast markets over last 5 years • Added 2 nd most new branches in the Southeast over the past 3 years 158 > 15 added 10-15 added 5-10 added < 5 added Branch openings since 2019 $0 $10,000 $20,000 $30,000 Year 1 Year 2 Year 3 Year 4 2019 - 2023 #2 #6 Midwest Southeast unchanged YoY Improved 2 spots YoY • Gained or maintained market share rank in all 40 of our largest MSAs YoY Deposit share rankings Naples, FL 2018 2023 Nashville, TN Fort Myers, FL Charlotte, NC Raleigh-Durham, NC #2 #6 #4 #5 #15 #1 #3 #2 #4 #7 Fifth Third continues to outpace the industry in deposit share growth 1,2 +35% CAGR Significant locational share improvement since 2018 in key SE MSAs

Diversified fee revenue to perform well in any environment

Fee revenue mix is well-diversified

FY23 adjusted noninterest income mix[2,3]



Service charges on deposits:
Consumer + other fees
1%
Other noninterest income
10%
Wealth & Asset Management
20%
Commercial banking revenue:
Other revenue
7%
Leasing business revenue
7%
FY23 Adjusted Noninterest Income
$3.0B
Service charges on deposits:
Treasury Management fees[1]
19%
Mortgage banking revenue
8%
Card and processing revenue
14%
14%
Commercial banking revenue:
Capital Markets

Fee contribution as a percent of revenue stands out favorably relative to peers

FY23 adjusted noninterest income as a percent of adjusted revenue[3]



34%
28%
Peer Median

- Key fee growth focus areas include Wealth & Asset Management, Treasury Management, and Capital Markets which represent ~53% of total noninterest income
- Expect key fee areas to grow approximately mid-to-high single digits in 2024[3]

© Fifth Third Bancorp | All Rights Reserved

Totals may not foot due to rounding; [1]Gross Treasury management fees; [2]Excluding securities gains/losses; [3]Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q23 earnings release

10

Differentiated Treasury Management business drives commercial deposit franchise growth

Peer-leading Treasury Management revenue performance

Total deposit fees less consumer (OD, maintenance, and ATM fees) relative to total adjusted revenue; 4Q23 LTM[2]



1.5%
1.9%
2.2%
2.4%
2.5%
2.5%
2.5%
2.6%
4.0%
4.4%
4.8%
4.9%
5.1%
Peer 12
Peer 11
Peer 10
Peer 9
Peer 8
Peer 7
Peer 6
Peer 5
Peer 4
Peer 3
Peer 2
Peer 1

Top tier product offerings that are nationally recognized

Top 5 market share in six product categories[3]

#2 of 38 in Coin and currency revenue

#2 of 33 in Retail lockbox remittances

#4 of 43 in Total check clearing

#3 of 45 in Total ACH originations

#4 of 39 in Wholesale lockbox remittances

#5 of 35 in Account reconciliations

Top Originator

Real time payments (RTP)

11th / 473 – receive[4]

9th / 37 – sending[4]

Treasury Management innovation was key differentiator for **2023 "Bank of the Year" award** by The Banker

Expect TM business to be well diversified going forward[1]

Led by Expert AP, Expert AR, and Cash Logistics

- *Digitize and automate manual "order-to-cash" and "procure-to-pay" processes for clients*
- *Expect mid-to-high single digits annual growth, reflecting acquisition of Big Data Healthcare*



Managed Services
Embedded Payments
Legacy TM

Launch of newline™ to accelerate embedded payments business

- *Expect growth to accelerate in 2024 and beyond, reflecting acquisition of Rize Money*

Expect legacy TM growth to be consistent with nominal GDP

Select highlights:

- 95% of commercial balances represented by relationships that utilize Treasury Management services (including 85% of uninsured)
- Over 1/3 of new Treasury Management relationships are TM-led

11

© Fifth Third Bancorp | All Rights Reserved

Totals may not foot due to rounding; [1]See forward-looking statements on page 2 of this presentation; [2]Source: Regulatory filings – Call Report; [3]Source: 2022 Cash Management Services Survey administered by EY; [4]Source: The Clearing House

© Fifth Third Bancorp | All Rights Reserved 41% 37% 35% 31% 25% 22% 16% 16% 16% 15% 14% 14% 14% Peer 12 Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 x CRE portfolio is well-positioned 12 Comparing CRE portfolios relative to peers 1 Source: FR Y-9C filings; CRE includes the following captions within schedule HC-C: 1a - construction, land development & other land loans, 1d – secured by multifamily (5 or more) residential properties, 1e – secured by nonfarm nonresidential properties; 2 Source: GAAP filings; CRE criticized asset ratios exclude owner-occupied loans where applicable As of 12/31/23 CRE loans 1 / total loans Lowest CRE concentration relative to peers and only bank to experience YoY improvement in CRE criticized asset ratio 277% 229% 193% 179% 141% 138% 98% 90% 88% 88% 82% 81% 72% Peer 12 Peer 11 Peer 9 Peer 10 Peer 8 Peer 7 Peer 4 Peer 3 Peer 6 Peer 5 Peer 1 Peer 2 X CRE loans 1 / total capital CRE criticized asset ratio 2 4 Q 2 3 C R E c r i t i c i z e d a s s e t r a t i o In t e r s e c t i s p e e r m e d i a n Peer 7 Peer 10 Peer 8 Peer 11 Peer 4 Peer 5 Peer 9 Peer 2 Peer 3 Peer 6 Peer 1 Peer 12 0% 5% 10% 15% 20% 25% 30% (2%) 0% 2% 4% 6% 8% 10% Change in CRE criticized asset ratio 4Q23 vs. 4Q22

Consistent and disciplined expense management while still investing for future outperformance

Disciplined expense management and productive labor force

Low expense growth vs. peers[1]

FY 2019 – FY 2023 reported expense growth CAGR



2.8%
5.9%
Peer average

Highly productive labor force

FY23 Adjusted PPNR[2] per FTE; $ in 000's



$235
$203
$191
$189
$185
$169
$165
$161
$151
$145
$143
$114
$100
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

Generating top-quartile efficiency is not a one-time program, but a continuous resource allocation process

- Key drivers of expense discipline include lean process automation and end-to-end value stream efforts
  - Value streams are organized around 10 key processes to identify cost reductions, quality improvements, and client experience enhancements

Select examples

AI driven chatbot Jeanie

Chatbot (Jeanie) leverages natural language understanding and large language models to facilitate ~200K customer interactions per month

Call center value stream

~20%

reduction in Call volume

Expect to continue to generate savings into 2024 and beyond[2]

13

© Fifth Third Bancorp | All Rights Reserved

[1]Excluding peers impacted by bank M&A; [2]Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q23 earnings release

© Fifth Third Bancorp | All Rights Reserved ✓ Well-diversified and resilient balance sheet to provide stability in uncertain environments ✓ Consistent investments to generate balanced and growing revenue streams while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team ✓ Well-positioned to navigate the potential capital and liquidity regulatory changes Positioned to generate sustainable value for long-term shareholders Why Fifth Third 14

© Fifth Third Bancorp | All Rights Reserved Appendix 15

Deliberately positioned the commercial portfolio to be resilient through the cycle

Well diversified commercial portfolio with a track record of resilience

Commercial portfolio balances by NAICS code


10%
17%
4%
4%
4%
6%
$73B
As of 12/31/23
14%
6%
7%
8%
8%
12%
Real estate
Fin Services & Ins
Manufacturing
Business services
Healthcare
Wholesale trade
Accommodation and food
Retail trade
Communication and information
Mining
Construction
Other

Proactive monitoring of credit risk exposure

- Utilizing **multi-factor client specific early warning systems** for both public and private companies to create a composite score. Factors include:
  - Real-time liquidity metrics (monitoring of unexpected revolver utilization and unexpected overdraft occurrences)
  - Covenant monitoring and third-party portfolio insights, which includes a forward-looking view of vulnerabilities based on firm specific and industry trends

Prudent credit risk management across all portfolios

Portfolios of interest

Commercial Real Estate

- Non-owner occupied CRE office (~$1.3BN) is primarily concentrated in Class A trophy properties
- Well-diversified by property type with lower exposures to hospitality and retail
- Lowest concentration of CRE as a percentage of total risk-based capital relative to peers

Leveraged Lending

- Highly monitored leveraged lending portfolio balances sub-$3BN has decreased ~65% since 1Q16 while total commercial loans have increased ~35%
- Represents ~2% of total loans in 4Q23 vs. ~8% in 2015
- <25% of exposures are cov-lite vs. ~90% market average[1]

Shared National Credits (SNC)

- ~40% of ~$33BN SNC balances are investment grade equivalent borrowers; independently underwrite each transaction
- Lead left / lead right on ~50% of relationships
- Criticized assets, NPLs and NCOs consistently lower than the overall commercial portfolio

© Fifth Third Bancorp | All Rights Reserved

Totals may not foot due to rounding; [1]Source: Loan Stats Weekly from Pitchbook

16

Limited non-owner occupied exposure with very strong credit quality

Non-owner occupied CRE represents <10% of total loans

As of 12/31/23


Total Bancorp loans
$118BN

$ billions	$ balance	% of total loans	LTM NCO %	NPLs / loans
Multifamily	$3.3	2.8%	0.00%	0.00%
Hospitality	1.5	1.3	0.00	0.00
Retail	1.3	1.1	0.00	0.00
Office	**1.3**	**1.1**	0.00	**0.18**
Industrial	1.2	1.0	0.00	0.00
Medical Office	0.7	0.6	0.00	0.00
Other	1.5	1.3	(0.09%)	0.04
Total non-owner occupied CRE	**$10.7**	**9.1%**	**(0.02%)**	**0.03%**

Office CRE portfolio stats

As of 4Q23; Non-owner occupied

		vs. PQ
Average loan commitment	$10.5 million	8%
NCOs / average loans (LTM)	0.00%	—
Delinquencies / loans	0.00%	—
NPL / loans	0.18%	—
Criticized loans / loans	6.1%	0.6%

Additional non-owner occupied office CRE metrics

- Office CRE of $1.3B represents 1.1% of total loans
- LTV range of 55 – 60% at origination; focus on disciplined regional and national clients with longstanding relationships
- Average commit of $10.5MM; conservative underwriting limiting amount of credit extended
- Currently not pursuing new Office CRE originations

© Fifth Third Bancorp | All Rights Reserved

Totals may not foot due to rounding

17

Conservative consumer loan portfolio highly concentrated in super prime borrowers and homeowners

Positive selection characteristics

Prime and Super Prime Focus

Total Consumer portfolio FICO score at origination



2%
17%
17%
64%
750+
720-749
660-719
<660

Homeowners

Total Consumer portfolio as of 4Q23



~15%
~85%
Homeowners
Renters

Additional information:

- Total consumer WA FICO at origination of 765
- ~80% of Consumer portfolio has a 720+ FICO
- Minimized impact of stimulus-related FICO score warping (0 to 20 points; average 5) by underwriting to trended scores, using internal models, and tightening underwriting standards

- ~85% of total consumer portfolio balances represented by homeowners (U.S. homeownership rate of ~66%)
- ~75% of Auto and Card balances represented by homeowners
- Thesis: consumers who largely locked in historically low fixed-rate mortgage payments will be better able to offset inflationary pressures

18

© Fifth Third Bancorp | All Rights Reserved

© Fifth Third Bancorp | All Rights Reserved 1 Includes deposits with a rate below 100 bps and time deposits with remaining maturity of more than 12 months; 2 Comprised of deposits with a rate between 100 – 400 bps and time deposits maturing in the next 6 – 12 months; 3 Includes deposits with a rate above 400 bps and corporate sweep deposits, CDs $250K or less maturing in the next 6 months, and CDs over $250K 64% 14% 21% 19 Interest-bearing deposit mix Stable deposit portfolio well positioned for lower rates Low beta / low cost 1 Mid-beta / mid-cost 2 Market priced & time deposits 3 • Includes accounts expected to reprice with market rates and time deposits • ~75% of total CDs $250K or less will mature by 6/30/24 • Beta in falling rate environment: 80 – 100% Interest-bearing deposit mix As of 12/31/23 $125.8 billion Including: • ~$35B of indexed deposits • $10B of CDs $250K or less • $5.2B of CDs $250K+ • Accounts with an intermediate rate • Beta in falling rate environment: 35 – 45% • Mostly low-rate and stable consumer & relationship-based deposits • Beta in falling rate environment: ~0%

Wealth & Asset Management overview



1%
7%
7%
10%
8%
Wealth & Asset Management
14%
20%
14%
19%

FY23 adjusted noninterest income mix[4]

Wealth & Asset Management business has delivered consistent growth over the past 5+ years

Key priorities

- Focus the business on core private bank offerings and One Bank solutions

Business Transition Advisory Team

- Dedicated to preparing business owners financially and personal for business transition
- Launched in 2021; >$1BN in gross proceeds since inception

Fifth Third Wealth Advisors

- Independent RIA Launched in 2022; expect to generate >$2BN in AUM by YE24[1]

Wealth & Asset Management business has sizable scale relative to peers

$ in BNs; As of 12/31/23



AUC[2]
$6 $26 $51 $92 $122 $122 $149 $169 $172 $220 $359 $528 $4,640
Peer 12 Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1



AUM[2]
~$59B of AUM including our RIAs[3]
$3 $8 $16 $18 $19 $24 $36 $49 $49 $49 $76 $120 $157
Peer 12 Peer 10 Peer 11 Peer 6 Peer 9 Peer 4 Peer 3 Peer 8 Peer 7 Peer 5 Peer 1 Peer 2

Award winning Private Bank

AMERICAN BANKER
THE MOST POWERFUL WOMEN IN BANKING TEAMS

Fifth Third Wealth & Asset Management Team

BEST PRIVATE BANK AWARD 2023
GLOBAL FINANCE

4th consecutive year

W&AM Net Promoter Score



71
+7%
76
2022
2023

Totals may not foot due to rounding; [1]See forward-looking statements on page 2 of this presentation; [2]Source: Regulatory filings – Call Report; [3]As of 12/31/23; [4]Non-GAAP measure; see use of non-GAAP measures on pages 27-29 of the 4Q23 earnings release, excluding securities gains/losses

© Fifth Third Bancorp | All Rights Reserved

20

© Fifth Third Bancorp | All Rights Reserved Strong debt capital markets growth relative to peers 20% 19% 14% 14% 8% 7% 7%1% 10% Capital Markets fees overview Totals may not foot due to rounding; 1 Non-GAAP measure: see use of non-GAAP measures on pages 27-29 of the 4Q23 earnings release, excluding securities gains/losses Growing fees across the Capital Markets business FY15 FY23 ~$423 ~$220 9% CAGR 22% CAGR 9% CAGR 9% CAGR 6% CAGR Financial risk management (FRM) Strategic advisory & investment banking (incl. M&A) Institutional sales & trading Debt capital markets (DCM) Credit allocation per Bloomberg league tables #16 4 th among peers +10 Loan syndications High-yield Investment grade FY17 FY23 #25 4 th among peers #39 5 th among peers #26 6 th among peers #34 5 th among peers #53 6 th among peers +9 +14 $ in millions Capital Markets fees 21 FY23 adjusted noninterest income mix 1